Exhibit 99.1

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)

Report for the Years Ended

December 31, 2014 and 2013

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)

Report for the Years Ended December 31, 2014 and 2013

TABLE OF CONTENTS

	Exhibit or Schedule	Page

INDEPENDENT AUDITORS' REPORT		1 - 2

BALANCE SHEETS	A	3 - 4

STATEMENTS OF INCOME AND COMPONENTS' EARNINGS	B	5

STATEMENTS OF CASH FLOWS	C	6

NOTES TO FINANCIAL STATEMENTS		7 - 13

SUPPLEMENTARY INFORMATION:

Independent Auditors' Report on Supplementary Information		14

Schedules of Cost of Sales	I	15

Schedules of Operating Expenses	II	16

INDEPENDENT AUDITORS' REPORT

Board of Owners
Tiffin Plant of Centrex Plastics (A Component of Centrex Plastics, LLC)
Tiffin, Ohio

Report on the Financial Statements
We have audited the accompanying financial statements of the Tiffin Plant of Centrext Plastics, LLC, which comprise the balance sheets as of December 31, 2014 and 2013, and the related statements of income, component earnings, and cash flows for the years then ended, and the related notes to the financial

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatements of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of the significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

1035 North Main Street • Findlay, Ohio 45840-3692 • Phone: 419-422-8111 • Fax: 419-422-5969
2453 West Market Street • Tiffin, Ohio 44883 • Phone: 419-448-8555 • Fax: 419-448-5885
ksc@knuevenschroeder.com • www.knuevenschroeder.com

INDEPENDENT AUDITORS' REPORT (Continued)

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Tiffin Plant of Centrex Plastics, LLC as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Findlay, Ohio
August 9, 2015

TIFFIN PLANT OF CENTREX PLASTICS (A Component of CENTREX PLASTICS, LLC)
Balance Sheets
December 31, 2014 and 2013

ASSETS

	2014	2013

CURRENT ASSETS
Cash on hand and in bank	$-	$-
Accounts receivable - NOTE A	3,059,923	5,230,084
Inventory - NOTE B	1,624,372	2,006,545
Other current assets	-	-

TOTAL CURRENT ASSETS	4,684,295	7,236,629

PROPERTY AND EQUIPMENT - NOTES A and C	7,542,614	7,016,072

TOTAL ASSETS	$12,226,909	$14,252,701

See Independent Auditors' Report and Notes to Financial Statements.

EXHIBIT A

LIABILITIES AND STOCKHOLDER'S EQUITY

	2014	2013

CURRENT LIABILITIES
Accounts payable	$2,156,878	$2,114,152
Current portion of long-term debt - NOTE E	419,128	402,721
Current portion of capital leases - NOTE J	1,544,632	742,958
Line of Credit	2,543,994	5,250,000
Accrued payroll	87,791	86,050
Accrued interest	59,253	14,851
Withheld and accrued payroll taxes	40,857	56,182

TOTAL CURRENT LIABILITIES	6,852,533	8,666,914

LONG-TERM DEBT
Long - Term Debt Less Current Portion - NOTE E	871,015	1,369,065
Capital Leases Less Current Portion - NOTE J	3,042,163	1,181,023

TOTAL LONG-TERM LIABILITIES	3,913,178	2,550,088

TOTAL LIABILITIES	10,765,711	11,217,002

COMPONENT MEMBERS' EQUITY
Componet equity	1,461,198	3,035,699

TOTAL COMPONENT EQUITY	1,461,198	3,035,699

TOTAL LIABILITIES AND COMPONENT EQUITY	$12,226,909	$14,252,701

See Independent Auditors' Report and Notes to Financial Statements.

EXHIBIT B

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Statements of Income and Component Earnings
For the Years Ended December 31, 2014 and 2013

	2014		2013
		Percentage of Revenue		Percentage of Revenue

SALES	$26,902,233	100.00%	$23,520,467	100.00%

COST OF SALES	24,367,664	90.58	22,376,757	95.14

GROSS PROFIT	2,534,569	9.42	1,143,710	4.86

OPERATING EXPENSES	821,111	3.08	868,101	3.69

INCOME FROM OPERATIONS	1,713,458	6.34	275,609	1.17

OTHER INCOME (EXPENSE)
Interest expense	(275,370)	(1.02)	(303,137)	(1.29)

TOTAL OTHER INCOME (EXPENSE)	(275,370)	(1.02)	(303,137)	(1.29)

NET INCOME	1,438,088	5.32%	(27,528)	(0.12)%

COMPONENT EQUITY, JANUARY 1	3,035,699		10,279,276
Intercompany transfers	(3,012,589)		(7,216,049)

COMPONENT EQUITY, DECEMBER 31	$1,461,198		$3,035,699

See Independent Auditors' Report and Notes to Financial Statements.

EXHIBIT C

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Statements of Cash Flows
For the Years Ended December 31, 2014 and 2013

	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,438,088	$(27,528)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,413,045	1,282,149
(Increase) Decrease in accounts receivable	2,170,161	(119,793)
(Increase) Decrease in inventory	382,173	3,383,060
(Increase) Decrease in other current assets	-	-
Decrease in other assets	-	-
Increase (Decrease) in accounts payable	42,726	1,026,400
Increase (Decrease) in other liabilities	30,818	146,301

NET CASH PROVIDED BY OPERATING ACTIVITIES	5,477,011	5,690,589

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(1,994,048)	(1,463,343)

NET CASH USED BY INVESTING ACTIVITIES	(1,994,048)	(1,463,343)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds (Repayments) under Line of Credit agreement	(2,706,006)	1,750,000
Proceeds from long-term debt	2,308,614	1,995,000
Repayment of long-term debt	(1,511,070)	(756,196)
Transfers (to) from other components of overall company	(1,574,501)	(7,188,522)

NET CASH USED BY FINANCING ACTIVITIES	(3,482,963)	(4,199,718)

NET INCREASE (DECREASE) IN CASH	-	-

CASH AT BEGINNING OF YEAR	-	-

CASH AT END OF YEAR	$-	$-

Non cash investing and financing:

The component acquired machinery through capital leases totalling	$949,180
The component transferred assets to other components with a net book value of:	$1,003,642

See Independent Auditors' Report and Notes to Financial Statements.

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Tiffin Plant of Centrex Plastics, LLC is presented to assist in understanding the plant financial statements. The financial statements and notes are a representation of the plant's management who is responsible for the integrity and objectivity of the financial statements. These accounting policies conform to US generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Nature of Business: The plant is a component of a Centrex Plastics, LLC, organized in May 2003 as a limited liability company, is predominantly engaged in the manufacturing of custom molded thermoplastic items for home product retailers and other manufacturers of transportation equipment. The plant has no separate legal status from Centrex Plastics, LLC.

Concentration of Credit Risk: The plant does not maintain any cash balances.

Sales to one unrelated customer comprised approximately 36% in 2014 and 30% in 2013 of the plant's revenue and 81 % and 44% of accounts receivable balance at December 31, 2014 and 2013, respectively.

Use of Estimates: The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Flows: For purposes of the statements of cash flows, the Plant considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Cash paid during the year for interest was $230,968 in 2014 and $303,137 in 2013.

Accounts Receivables: Trade accounts receivables are stated at the amount management expects to collect from balances outstanding at year-end. Management provides for probable uncollectible amounts through a charge to earnings and a credit to the valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to trade accounts receivable. The Plant has determined that all accounts receivable are collectible at December 31, 2014 and 2013, respectively.

Inventories: Inventories are stated at the lower of cost (determined on a first-in, first-out basis) or market. Finished goods include raw material, labor, and overhead.

Basis of segregation: The Company keeps a separate accounting for the plant for direct revenues and costs. Other costs have been allocated to the plant by estimating its usage.

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Property and Equipment: Property and equipment are carried at cost. For accounting purposes, the Plant uses the straight-line depreciation method to recover the cost of property and equipment during their estimated useful lives. For tax purposes, the Plant uses the straight-line method and the Modified Accelerated Cost Recovery System to recover the cost of the asset over statutory recovery periods. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Advertising: Non direct-response advertising costs, amounting to $1,778 in 2014 and $10,743 in 2013 were expensed as incurred.

Freight Costs: The Plant includes freight costs in cost of sales. Total freight and shipping expense included in cost of sales for the year amounted to $978,692 in 2014 and $836,301 in 2013.

Compensated Absences: Employees of the Plant are entitled to paid vacation, paid sick leave, and personal days off, depending on job classification, length of service, and other factors. Vacation must be used during the calendar year or it is forfeited and, therefore, not compensated. Sick and other paid time off must be approved by management on a case by case manner. The Plants policy is to recognize the costs of compensated absences when actually paid to employees.

Income Taxes: The Plant is not a taxpaying entity for federal or state income tax purposes and, accordingly, no income tax expense or income tax benefit has been recorded in these financial statements. Income or loss from the Plant is reported in the members' personal income tax returns.

The Plant believes that it has appropriate support for any tax positions taken, and as such, does not have any uncertain tax positions that are material to the financial statements. If the Plant identifies an uncertain tax position, accrued interest and penalties associated with it will be recognized as part of operating expenses. Returns are filed in U.S. federal and local jurisdictions with all open return years being subject to examination. The federal statute of limitations is three years from the due date or filing of the return.

Consolidation of Variable Interest Entities: Centrex Plastics, LLC consolidates its financial statements with Reingard Enterprises, LLC because the lessor is a variable interest entity and the lessor guarantees some debt for the entity. Because the audit is for the Tiffin Plant, only a component of the company, no consolidation is done with the lessor.

Subsequent events: The Company has evaluated all subsequent events through August 9, 2015, the date the financial statements were available to be issued.

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

B - INVENTORIES

Inventories at December 31, 2014 and 2013, consists of the following:

	2014	2013
Raw materials	$936,115	$854,752
Finished goods	688,257	1,151,793

	$1,624,372	$2,006,545

C - PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2014 and 2013 consists of the following:

	2014	2013
Land and Improvements	$190,182	$190,182
Buildings and Improvements	-	-
Machinery and Equipment	11,528,443	10,043,412
Construction in progress	-	-
Office Equipment	-	-
Vehicles	-	-

	11,718,625	10,233,594
Less Accumulated Depreciation	4,176,011	3,217,522

	$7,542,614	$7,016,072

Depreciation expense was $ 1,413,045 in 2014 and $ 1,282,149, in 2013.

D - NOTES PAYABLE - SHORT- TERM

The overall Company had $7,268,555 and $15,000,000 of revolving lines-of-credit at December 31, 2014 and 2013, respectively, of which the componet plant had $2,543,994 and $5,250,000 outstanding at December 31, 2014 and 2013, respectively. The note as of December 31, 2014 is dated November 1, 2014 and expires January 31, 2015. Principal and interest is payable at maturity and interest is at 4.25% at December 31, 2014. The notes are secured by a mortgage on the real estate and guaranteed by members of the Company.

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

D - NOTES PAYABLE - SHORT-TERM (CONTINUED)

The Company has a financing agreement with a financial institution secured by all assets of the Company. The loan agreement requires certain financial covenants including requirements to maintain minimum debt service coverage, a minimum tangible net worth, a positive working capital, and financial statement reporting requirements. The financial institution requires personal guarantees from the members. At December 31, 2014, the Company was in violation of some of these covenants. The note is a line of credit and is carried as short term debt on the financial statements. The bank has waived the covenants for 2014.

E - LONG-TERM DEBT

The company entered into a financing agreement with a financial institution secured by a mortgage on the real estate and a security agreement on substantially all assets of the Company. The bank has released its lien position on accounts receivables and inventory. The loan agreement requires certain financial covenants including requirements to maintain a defined debt debt service coverage ratio, a defined debt to tangible net worth, and a defined current ratio and financial statement reporting requirements. The financial institution requires an assignment of certain life insurance policy, personal guarantees from the members of the Company and subordination of current and future funds loaned to the Company by the members. During 2014, the Company was in violation of some of the covenants which have been waived by the bank. The second note below reflects the balances and terms of this note. The Plant's long-term debt is as follows:

	2014	2013

Note payable to First Federal Bank, payable in monthly installments of $11,191, including interest at 4.0% per annum, due March 19, 2017, secured by substantially all assets of the Company, personally guaranteed by members.	$265,341	$408,304

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31,2014 and 2013

E - LONG-TERM DEBT (CONTINUED)

Note payable to First Federal Bank dated June 19, 2013 with monthly installments of $27,665 for 60 months including interest at 4.0% secured by personal guarantees of the Company and the members.	1,024,802	1,363,482

	1,290,143	1,771,786
Less current portion	419,128	402,721
	$871,015	$1,369,065

Long-term debt maturities are as follows:

Year Ending December 31,
2015	$419,128
2016	436,204
2017	434,811
2018	-
2019	-

$1,290,143

F - OPERATING LEASES

The Plant leases equipment under noncancellable, long-term lease agreements. The leases are operating leases which expire in various years through 2018. Rental expense was $25,391 in 2014 and $13,349 in 2013.

Minimum lease payments remaining due under the agreements as of December 31, 2014 are as follows:

Years Ending December 31,
2015	$15,120
2016	13,230
2017	7,560
2018	630
2019	-

$36,540

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

G - RELATED PARTY

The Plant leases the building it operates in from Reingard Enterprises, LLC a related company through common ownership. Rent expense for 2014 and 2013 respectively was $63,000 and $0.

H - PROFIT SHARING PLAN

The overall Company has a qualified profit-sharing plan, covering substantially all employees. Annual contributions to the plan are made at the discretion of the Members. The plan allows eligible employees to defer a portion of their salary in accordance with Internal Revenue Code Section 401(k). The Company matches a portion of employee deferrals. Profit sharing expense for the plant was $2,207 in 2014 and $1,146 in 2013.

I - SUBSEQUENT EVENT

In April of 2015, the Company agreed to sell the assets of the Tiffin Plant to Continental Commercial Products, LLC.

As a result of the sale, assets were reduced by approximately $9,865,000 or 20% of the total assets of the Company. Also, current liabilities, long-term debt and capital lease liabilities were reduced by approximately $15,701,000 or 39% of the total liabilities of the Company. Total Tiffin revenues of $20,952,000 or 30% of the Company revenue are expected to transfer to Continental as a result of the sale.

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Notes to the Financial Statements
December 31, 2014 and 2013

J - CAPITAL LEASES

The Plant has equipment leased from different vendors. The economic substance of the leases are that the Plant is financing the acquisition of the assets, and accordingly are recorded in the Plant's assets and liabilities.

The following is an analysis of the leased assets included in property and equipment of the Plant:

	2014	2013
Equipment	$5,778,738	$4,829,558
Less accumulated depreciation	(2,473,881)	(1,610,969)

	$3,304,857	$3,218,589

The following is a schedule showing future years minimum payments required under the leases together with the present value as of December 31, 2014:

2015	$1,740,989
2016	1,369,072
2017	876,519
2018	777,899
2019	119,526

4,884,005
Less amount representing interest	(297,210)
4,586,795
Less current portion	(1,544,632)

Long-term Capital Lease	$3,042,163

Interest rates on capitalized leases range from 4.0% to 6.44% and is imputed to the leases at the rate implicit in the agreements.

INDEPENDENT AUDITORS' REPORT ON SUPPLEMENTARY INFORMATION

The Owners
TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Tiffin, Ohio

We have audited the financial statements of Tiffin Plant of Centrex Plastics (A Component of Centrex Plastics, LLC) as of and for the years ended December 31, 2014 and 2013, and have issued our report thereon dated December 31, 2014, which contained an unmodified opinion on those financial statements. Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information in Schedules I - II is presented for purposes of additional analysis and is not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

Findlay, Ohio
August 9, 2014

1035 North Main Street • Findlay, Ohio 45840-3692 • Phone: 419-422-8111 • Fax: 419-422-5969
2453 West Market Street • Tiffin, Ohio 44883 • Phone: 419-448-8555 • Fax: 419-448-5885
ksc@knuevenschroeder.com • www.knuevenschroeder.com

SCHEDULE I

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Schedules of Cost of Sales
For the Years Ended December 31, 2014 and 2013

	2014		2013
		Percentage of Revenue		Percentage of Revenue

Materials	$18,228,912	67.76%	$16,788,542	71.38%
Factory supplies	68,665	0.26	16,940	0.07
Perishable tools	365	-	123	-
Repairs and maintenance	256,165	0.95	94,035	0.40
Tool repair	79,925	0.30	991	-
Rent	25,391	0.09	13,349	0.06
Outside services	41,956	0.16	2,549	0.01
Manufacturing	36,297	0.13	24,102	0.10
Direct wages	1,829,914	6.80	2,171,175	9.24
Payroll taxes	185,240	0.69	98,439	0.42
Freight in	235,786	0.88	235,638	1.00
Freight out	742,906	2.76	600,663	2.55
Internet	340	-	659	-
Telephone	5,002	0.02	4,351	0.02
Electricity	810,600	3.01	753,735	3.20
Gas	1,156	-	785	-
Water and sewer	12,853	0.05	14,713	0.06
Salary - Management	189,952	0.71	182,754	0.78
Real estate taxes	8,863	0.03	-	-
Insurance	105,541	0.39	84,473	0.36
Commercial Activity Tax	9,688	0.04	3,471	0.01
Depreciation	1,413,045	5.25	1,282,149	5.45
Building rent	63,000	0.23	-	-
Safety supplies	2,051	0.01	186	-
Shop supplies	3,360	0.01	1,304	0.01
Trash removal	10,691	0.04	1,631	0.01

TOTAL COST OF SALES	$24,367,664	90.57%	$22,376,757	95.13%

See Independent Auditors' Report on Supplementary Information.

SCHEDULE II

TIFFIN PLANT OF CENTREX PLASTICS (A COMPONENT OF CENTREX PLASTICS, LLC)
Schedules of Operating Expenses
For the Years Ended December 31, 2014 and 2013

	2014		2013
		Percentage of Revenue		Percentage of Revenue

Salaries - Office and Administration	$114,761	0.43%	$114,662	0.49%
Payroll taxes	9,768	0.04	15,407	0.07
Workers Compensation	34,444	0.13	12,949	0.06
Health insurance	101,231	0.38	96,480	0.41
Profit sharing	2,207	0.01	1,146	-
Computer	24,175	0.09	5,959	0.03
Repairs and Maintenance	19,549	0.07	14,410	0.06
Office supplies and expense	39,826	0.15	55,886	0.24
Legal and professional	297,977	1.11	307,871	1.31
Outside services	18,572	0.07	17,788	0.08
Advertising	1,778	0.01	10,743	0.05
Dues and subscriptions	1,718	0.01	5,590	0.02
Contributions	10,768	0.04	13,362	0.06
Employee relations	21,089	0.08	18,040	0.08
Travel	91,618	0.34	99,959	0.42
Meals	7,256	0.03	26,889	0.11
Entertainment	24,374	0.09	50,960	0.22

TOTAL OPERATING EXPENSES	$821,111	3.08%	$868,101	3.71%

See Independent Auditors' Report on Supplementary Information.